UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 4, 2017

CITRIX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.	Costs Associated With Exit or Disposal Activities.

Consistent with its previously-announced plans intended to accelerate the transformation to a cloud-based subscription business, increase strategic focus, and improve operational efficiency, on October 4, 2017, Citrix Systems, Inc. (the “Company”) announced a restructuring program to support these initiatives (the “Restructuring Program”). The Restructuring Program will include, among other things, the elimination of full-time positions and facilities consolidation. Any position elimination proposals in countries outside the United States will be subject to local law and consultation requirements.

The Company currently expects to record in the aggregate approximately $60 million to $100 million in pre-tax restructuring charges associated with the Restructuring Program. Included in these pre-tax charges are approximately $55 million to $70 million related to employee severance arrangements and approximately $5 million to $30 million related to the consolidation of leased facilities and other charges associated with the Restructuring Program. Substantially all of these charges will result in future cash expenditures. The Company currently anticipates completing the majority of the activities related to the Restructuring Program during the fourth quarter of 2017 and during fiscal year 2018.

This report contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this report, which are not strictly historical statements, including, without limitation, statements regarding the Company’s strategic plans and the estimated cost and timing associated with the Restructuring Program, constitute forward-looking statements. The forward-looking statements in this report are not guarantees of future performance. Those statements involve a number of factors that could cause actual results to differ materially, including the Company’s ability to transition to new business models (including a subscription model), failure to achieve anticipated cost savings from the Restructuring Program and other cost savings initiatives, and disruptions to execution due to the Restructuring Program, as well as other risks detailed in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which only speak as of the date made. The Company assumes no obligation to update any forward-looking information contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2017	CITRIX SYSTEMS, INC.

	By:	/s/ Antonio G. Gomes
		Name:	Antonio G. Gomes
		Title:	Senior Vice President and General Counsel